12. Stock Issuances / Awards	12 Months Ended
Dec. 31, 2016
Trust preferred securities prepayment by underlying bank
Stock Issuances / Awards

On April 16, 2014, management and board of directors of Highlands Bankshares, Inc. announced the completion of a $16,525 private placement capital raise. Purchasers in the private placement included outside investors, as well as certain directors and executive officers of the Company. The Company sold 2,673,249 newly issued shares of the Company’s common stock at $3.50 per share, and 2,048,179 shares of Series-A convertible perpetual preferred stock at $3.50 per share. The private placement was disclosed on Form 8-K on April 16, 2014. The Company immediately paid off a Holding Company Loan in the amount of $3,440 to Community Bankers Bank on April 16, 2014 with the funds received from the capital raise. The Company also paid off the remaining $3,150 of its trust preferred securities including accrued interest. The payoff totaling $4,802 was completed on July 15, 2014. The Company down-streamed to the subsidiary Bank in June 2014 $7,500 of funds received from the capital raise. During the third quarter of 2014, the Company also conducted a rights offering to its existing shareholders other than directors and executive officers. The Company raised a total of $556 as a result of the offering. The Company immediately down-streamed $400 of the $556 to the Bank in September of 2014. In October 2014, one of the private placement purchasers, TNH Financial Fund, LP, purchased another $183 of common and preferred stock which allowed them to maintain the same ownership percentage that was held immediately prior to the rights offering. Net proceeds received from the private placement issues and rights offering totaled $16,123. In January of 2016, the Company’s CEO, Timothy K. Schools purchased 235,294 shares of the Company’s common stock at a price of $4.25 per share in a private placement as disclosed on Form 4 on January 12, 2016. In February 2016, two of the private placement purchasers participating in the capital raise in 2014, MFP Partners LP and Deerhill Pond Investment Partners, LP, each purchased another 12,744 shares of common stock at $4.25 per share which allowed them to maintain the same ownership percentage that was held immediately prior to Mr. Schools’ purchase. The company down-streamed $1,150 to the Bank.

Effective September 6, 2016, the Company and Timothy K. Schools, the Company’s President and Chief Executive Officer, executed an amendment to Mr. Schools’ employment agreement. The amendment provides for the grant of 86,667 restricted shares of the Company’s common stock. The Restricted Shares will vest 50% on the first anniversary of the Award Date and 50% on the second anniversary of the Award Date. The restricted shares will be expensed over the 2 year vesting period based on the grant date fair value of the shares.